Exhibit 10.26

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE.

STIPULATION OF INTEREST

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTIES OF GRIMES, MADISON	§
and WALKER	§

This Stipulation of Interest agreement is made and entered into this 20th day of August, 2012 (the “Stipulation of Interest”), by and between ENERGY & EXPLORATION PARTNERS, LLC whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376 (“Assignor”), Halcón Energy Properties, Inc., a Delaware corporation, whose address is 1100 Louisiana Street, Suite 6700, Houston, Texas 77002 (“Halcón”), and the parties set forth below (the “Assignees”):

KSJR, LLC, a Texas limited liability company whose address is P.O. Box 68, Kenny, Texas 77452;

Karpman Enterprises, LP, a Texas limited partnership whose address is 2721 Manorwood Trail, Fort Worth, Texas 76109;

CDA Energy, LLC, a Texas limited liability company whose address is 1926 Stafford Rd., Grapevine, Texas 76015;

DLP Resources, LLC, a Texas limited liability company whose address is 3121 Sweetbriar Lane, Fort Worth, Texas 76109;

Alpine Ventures International, LLC, a Texas limited liability company whose address is 4654 Trevor Trail, Grapevine, Texas 76051;

INDY Exploration II, LLC, a Texas limited liability company whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376;

Pettit 2012 Children’s Trust whose address is 2821 Lenox, Fort Worth, Texas 76107;

BHP Consulting LP, a Texa limited partnership whose address is 3821 Lenox, Fort Worth, Texas 76107; and

Brian Corbett Nelson, an individual, whose address is 3090 Bellaire Ranch Dr., Apt. 422, Fort Worth, Texas 76109.

WHEREAS, Assignor executed those certain Assignments of Overriding Royalty described in Exhibit A attached hereto (the “Employee Assignments”), that granted to Assignees an overriding royalty interest those certain Oil, Gas, and Mineral Leases more particularly described in the Employee Assignments (collectively, the “Subject Leases”);

WHEREAS, each Employee Assignment granted the respective Assignee with an undivided overriding royalty interest in the Subject Leases but the amount of said interest was subject to change, depending upon whether all other overriding royalty interests granted by Assignor created a total burden of greater than twenty-five percent (25%) of 8/8ths in any given lease;

WHEREAS, by that certain Assignment, Bill of Sale and Conveyance dated April 19, 2012, recorded in Volume 1415, Page 132, Real Property Records of Grimes County, Texas, and Volume 1154, Page 9, Official Public Records of Madison County, Texas, and Volume 1021, Page 34, Official Public Records of Walker County, Texas, Assignor assigned to Halcón an undivided sixty-five percent (65%) of 8/8ths interest in the Subject Leases and other oil, gas, and mineral leases (the “Halcón Assignment #1”);

WHEREAS, by that certain Assignment, Bill of Sale and Conveyance dated April 19, 2012, recorded in Volume 1415, Page 148, Real Property Records of Grimes County, Texas, and Volume 1154, Page 26, Official Public Records of Madison County, Texas, and Volume 1021, Page 50, Official Public Records of Walker County, Texas, Assignor assigned to Halcón an undivided sixty-five percent (65%) of 8/8ths interest in the Subject Leases and other oil, gas, and mineral leases (the “Halcón Assignment #2”);

WHEREAS, by that certain Assignment, Bill of Sale and Conveyance dated April 19, 2012, recorded in Volume 1415, Page 107, Real Property Records of Grimes County, Texas, and recorded in Volume 1154, Page 35, Official Public Records of Madison County, Texas, Assignor assigned to Halcón an undivided sixty-five percent (65%) of 8/8ths interest in the Subject Leases and other oil, gas, and mineral leases (the “Halcón Assignment #3”);

WHEREAS, by that certain Assignment, Bill of Sale and Conveyance dated April 19, 2012, recorded in Volume 1415, Page 124, Real Property Records of Grimes County, Texas, and Volume 1154, Page 51, Official Public Records of Madison County, Texas, Assignor assigned to Halcón an undivided sixty-five percent (65%) of 8/8ths interest in the Subject Leases and other oil, gas, and mineral leases (the “Halcón Assignment #4, and collectively, with Halcón Assignment #1, Halcón Assignment #2, and Halcón Assignment #3, the “Halcón Assignments”); and

WHEREAS, Assignor, Halcón, and Assignees have determined a need to fix the amount of the overriding royalty interest granted to Assignees pursuant to the Employee Assignments for the purpose of avoidance of all doubt and to stipulate the Assignees’ interest in the Subject Leases.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, Halcón, and Assignees hereby stipulate, mutually agree, and do hereby grant, assign, and convey, to the extent legally necessary to vest the Assignees with title to the overriding royalty interest in the Subject Leases in the amount set opposite each Assignee’s name in the table shown on Exhibit B attached hereto.

The parties acknowledge that the Halcón Assignments provided Halcón with a minimum net revenue interest of 65% of 75% of 8/8ths in the Subject Leases. Assignor hereby stipulates that, to the extent any of the Subject Leases have lease burdens in excess of 25% of 8/8ths, the amount by which such burdens exceed 25% of 8/8ths shall be borne by Assignor’s working interest in said lease.

All other terms, conditions, covenants, and agreements contained in the respective Employee Assignments shall remain in force and effect. The parties hereto also agree that the terms of this Stipulation of Interest shall be binding upon the parties, their successors, heirs, assigns and personal representatives.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

[Signature pages follow.]

In Witness Whereof, this Stipulation of Interest is executed, agreed to, accepted, and delivered by the parties as of the date first written above, but it is effective as of the date of each lease comprising the Subject Leases.

ENERGY & EXPLORATION PARTNERS, LLC

By:	/s/ Hunt Pettit
Hunt Pettit, President

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by Hunt Pettit, President of Energy & Exploration Partners, LLC, on behalf of said company.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

HALCÓN ENERGY PROPERTIES, INC.

By:	/s/ Steve W. Herod
Steve W. Herod, President

STATE OF TEXAS	§
COUNTY OF HARRIS	§

This instrument acknowledged before me on this 28th day of August, 2012, by Steve W. Herod, President of Halcón Energy Properties, Inc., on behalf of such corporation.

[SEAL]	/s/ Sabra E. Martin
Notary Public in and for the State of Texas

KSJR, LLC

By:	/s/ R. Jane Couch
R. Jane Couch, Managing Member

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by R. Jane Couch, Managing Member of KSJR, LLC, on behalf of said company.

[SEAL]	/s/ Joshlyn Ward
Notary Public in and for the State of Texas

KARPMAN ENTERPRISES, LP

By:	/s/ Robert Karpman
Robert Karpman, President of Karpman
Productions, Inc., the General Partner of Karpman Enterprises, LP

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by Robert Karpman, President of Karpman Productions, Inc., the General Partner of Karpman Enterprises, LP, on behalf of said partnership.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

CDA ENERGY, LLC

By:	/s/ Steven C. Wilson
Steven C. Wilson, Managing Member

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by Steven C. Wilson, as Managing Member for CDA Energy, LLC and on behalf of said company.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

DLP RESOURCES, LLC

By:	/s/ David L. Patty, Jr.
David L. Patty, Jr., Managing Member

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by David L. Patty, Jr., as Managing Member of DLP Resources, LLC, on behalf of said company.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

ALPINE VENTURES INTERNATIONAL, LLC

By:	/s/ Lawrence B. Van Ingen
Lawrence B. Van Ingen, President

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by Lawrence B. Van Ingen, as President of Alpine Ventures International, LLC, and on behalf of said company.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

[The remainder of this page intentionally left blank.]

INDY EXPLORATION II, LLC

By:	/s/ Hunt Pettit
Hunt Pettit, Manager

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by Hunt Pettit, Manager of INDY II, LLC, on behalf of said company.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

[The remainder of this page intentionally left blank.]

PETTIT 2012 CHILDREN’S TRUST

By:	/s/ Brian Huntley Pettit
Brian Huntley Pettit

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by Brian Huntley Pettit, Trustee of the Pettit 2012 Children’s Trust and on behalf of said trust.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

BHP CONSULTING, LP

By:	/s/ Brian H. Pettit
Brian H. Pettit, Managing Member of BHP Consulting GP, LLC
the General Partner of BHP Consulting, LP

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this              day of August, 2012, by Brian H. Pettit, Managing Member of BHP Consulting GP, LLC, as the General Partner of BHP Consulting, LP.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

BRIAN CORBETT NELSON

By:	/s/ Brian Corbett Nelson
Brian Corbett Nelson

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by Brian Corbett Nelson, an individual.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

AFTER RECORDING RETURN TO:

Tom McNutt

Energy & Exploration Partners, LLC

Two City Place

100 Throckmorton, Ste. 1700

Fort Worth, TX 76102

Exhibit A

ASSIGNMENT OF OVERRIDING ROYALTY

Attached to that certain Stipulation of Interest dated August 20th, 2012,

by and between Energy & Exploration Partners, LLC and KJSR, LLC et al.

1.	Assignment of Overriding Royalty dated February 28, 2012, recorded in Volume 1411, Page 38, Real Property Records of Grimes County, Texas, and recorded in Volume 1144, Page 77, Official Public Records of Madison County, Texas, and recorded in Volume 1017, Page 498, Official Public Records of Walker County, Texas, from Energy & Exploration Partners, LLC to KSJR, LLC.

2.	Assignment of Overriding Royalty dated February 28, 2012, recorded in Volume 1411, Page 45, Real Property Records of Grimes County, Texas, and recorded in Volume 1144, Page 85, Official Public Records of Madison County, Texas, and recorded in Volume 1017, Page 506, Official Public Records of Walker County, Texas, from Energy & Exploration Partners, LLC to Brian Corbett Nelson, an individual.

3.	Assignment of Overriding Royalty dated February 28, 2012, recorded in Volume 1411, Page 53, Real Property Records of Grimes County, Texas, and recorded in Volume 1144, Page 94, Official Public Records of Madison County, Texas, and recorded in Volume 1017, Page 515, Official Public Records of Walker County, Texas, from Energy & Exploration Partners, LLC to BHP Consulting LP.

4.	Assignment of Overriding Royalty dated February 28, 2012, recorded in Volume 1411, Page 61, Real Property Records of Grimes County, Texas, and recorded in Volume 1144, Page 103, Official Public Records of Madison County, Texas, and recorded in Volume 1017, Page 524, Official Public Records of Walker County, Texas, from Energy & Exploration Partners, LLC to Pettit 2012 Children’s Trust.

5.	Assignment of Overriding Royalty dated February 28, 2012, recorded in Volume 1411, Page 69, Real Property Records of Grimes County, Texas, and recorded in Volume 1144, Page 112, Official Public Records of Madison County, Texas, and recorded in Volume 1017, Page 533, Official Public Records of Walker County, Texas, from Energy & Exploration Partners, LLC to INDY Exploration II, LLC.

6.	Assignment of Overriding Royalty dated February 28, 2012, recorded in Volume 1411, Page 76, Real Property Records of Grimes County, Texas, and recorded in Volume 1144, Page 120, Official Public Records of Madison County, Texas, and recorded in Volume 1017, Page 541, Official Public Records of Walker County, Texas, from Energy & Exploration Partners, LLC to Alpine Ventures International, LLC.

7.	Assignment of Overriding Royalty dated February 28, 2012, recorded in Volume 1411, Page 84, Real Property Records of Grimes County, Texas, and recorded in Volume 1144, Page 129, Official Public Records of Madison County, Texas, and recorded in Volume 1017, Page 550, Official Public Records of Walker County, Texas, from Energy & Exploration Partners, LLC to CDA Energy, LLC.

Exhibit A — Page 1

8.	Assignment of Overriding Royalty dated February 28, 2012, recorded in Volume 1411, Page 92, Real Property Records of Grimes County, Texas, and recorded in Volume 1144, Page 137, Official Public Records of Madison County, Texas, and recorded in Volume 1017, Page 558, Official Public Records of Walker County, Texas, from Energy & Exploration Partners, LLC to Karpman Enterprises, LP.

9.	Assignment of Overriding Royalty dated February 28, 2012, recorded in Volume 1411, Page 100, Real Property Records of Grimes County, Texas, and recorded in Volume 1144, Page 146, Official Public Records of Madison County, Texas, and recorded in Volume 1017, Page 567, Official Public Records of Walker County, Texas, from Energy & Exploration Partners, LLC to DLP Resources, LLC.

10.	Assignment of Overriding Royalty dated April 10, 2012, recorded in Volume 1414, Page 323, Real Property Records of Grimes County, Texas, and recorded in Volume 1150, Page 223, Official Public Records of Madison County, Texas, from Pettit 2012 Children’s Trust to Energy & Exploration Partners, LLC.

11.	Assignment of Overriding Royalty dated April 13, 2012, recorded in Volume 1414, Page 529, Real Property Records of Grimes County, Texas, from BHP Consulting, LP to Energy & Exploration Partners, LLC.

12.	Assignment of Overriding Royalty dated April 10, 2012, recorded in Volume 1150, Page 218, Official Public Records of Madison County, Texas, from Pettit 2012 Children’s Trust to Energy & Exploration Partners, LLC.

13.	Assignment of Overriding Royalty dated April 10, 2012, recorded in Volume 1150, Page 228, Official Public Records of Madison County, Texas, from Pettit 2012 Children’s Trust to Energy & Exploration Partners, LLC.

Exhibit A — Page 2

EXHIBIT B

				Document # & BOOK			ASSINEE ORRI (2)
LESSOR	LESSEE (1)	COUNTY	LEASE DATE		VOLUME	PAGE	ALPINE	CDA	KARPMAN	DLP	PETTIT	BHP	BCN	KSJR	INDY
Will D. Smith Company, Inc.	ENEXP	Grimes	3/20/2011	00241493 RP	1371	626	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Doyle Lyle Smith and wife, Jody Smith	ENEXP	Grimes	3/20/2011	00241494 RP	1371	630	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Tex Bar Ranch, LTD., Billy Wayne Thomas, Managing Partner	ENEXP	Grimes	5/20/2011	00244960 RP	1391	272	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Serena Midkiff	ENEXP	Grimes	6/7/2011	00245090 RP	1392	7	0.2250%	0.2250%	0.4500%	0.4500%	1.1250%	1.5750%	0.2250%	0.2250%	1.1250%
Lee R. Kaiser	ENEXP	Grimes	6/16/2011	00244944 RP	1391	240	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Dahlia G.Fitzsimmons	ENEXP	Grimes	7/19/2011	00244957 RP & 00249943 RP	1391 & 1417	266 & 564	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Covington, Paul and Vivian	ENEXP	Grimes & Madison	5/25/2011	00244021 RP & 70545 OR	1386 & 1108	663 & 120	0.0350%	0.0350%	0.0700%	0.0700%	0.1750%	0.2450%	0.0350%	0.0350%	0.1750%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Rita Mathilde Smart Living Trust No. 1	ENEXP	Grimes & Madison	2/29/2012	00249253 RP & 73917 OR	1413 & 1151	524 & 138	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Nancy Forman Trust for Margaret A. Forman	ENEXP	Grimes & Madison	2/8/2012	00249250 RP & 73916 OR	1413 & 1151	518 & 135	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Nancy Leona Dufresne Living Trust No. 1	ENEXP	Grimes & Madison	2/8/2012	00249251 RP & 73915 OR	1413 & 1151	520 & 132	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Bobbi Thompson Hoover	ENEXP	Grimes	5/31/2011	00244945 RP	1391	242	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Jason Heath Thompson	ENEXP	Grimes	5/31/2011	00244943 RP	1391	238	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%

EXHIBIT B

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	ALPINE	CDA	KARPMAN	DLP	PETTIT	BHP	BCN	KSJR	INDY
Lee David Thompson	ENEXP	Grimes	6/6/2011	00244942 RP & 00249691 RP	1391 & 1416	236 & 25	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Will D. Smith Co. Inc., Bryce H. Smith, as President	ENEXP	Grimes	5/31/2011	00243197 RP	1381	747	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Covington, Paul and Vivian	ENEXP	Grimes	6/14/2011	00244022 RP	1386	666	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Stuart F. Williamson	ENEXP	Grimes	8/31/2011	00244936 RP	1391	222	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Dorthy Prince Robinson Living Trust, dated 6/17/1997, Dorothy Prince Robinson, Trustee	ENEXP	Grimes	7/22/2011	00244786 RP	1390	448	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Colin T. Smith	ENEXP	Grimes	8/15/2011	00244955 RP	1391	262	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Ralph E. Smith	ENEXP	Grimes	8/18/2011	00244956 RP	1391	264	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Robert N. Smith, dealing in his sole and separate property	ENEXP	Grimes	8/18/2011	00244954 RP	1391	260	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
William Smith	ENEXP	Grimes	8/16/2011	00244953 RP	1391	258	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Kathleen Poe	ENEXP	Grimes	8/18/2011	00244952 RP	1391	256	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Yoshiko Suzuki Smith	ENEXP	Grimes	8/15/2011	00244951 RP	1391	254	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Mary Beth Fetzer	ENEXP	Grimes	8/25/2011	00244948 RP	1391	248	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Sheri E. Dinehart	ENEXP	Grimes	8/29/2011	00244947 RP	1391	246	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Robin Smith Fredrickson	ENEXP	Grimes	8/29/2011	00244946 RP	1391	244	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Dorothy Shepard	ENEXP	Grimes	8/25/2011	00247455 RP	1404	341	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%

EXHIBIT B

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	ALPINE	CDA	KARPMAN	DLP	PETTIT	BHP	BCN	KSJR	INDY
Barbara B. Smith	ENEXP	Grimes	9/21/2011	00247650 RP	1405	472	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Montgomery McClendon	ENEXP	Grimes	9/5/2011	00247453 RP	1404	337	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Elizabeth McClendon LaMair	ENEXP	Grimes	9/8/2011	00247456 RP	1404	343	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Barbara Ann Summitt	ENEXP	Grimes	8/25/2011	00247457 RP	1404	345	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
John McClendon III	ENEXP	Grimes	9/5/2011	00247454 RP	1404	339	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Mark T. Chalker	ENEXP	Grimes	8/26/2011	00244950 RP	1391	252	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Ruby A. Carr	ENEXP	Grimes	9/3/2011	00244939 RP	1391	230	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Johnnie Jozwiak, and wife Betty Jozwiak	ENEXP	Grimes	9/1/2011	00244938 RP	1391	228	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Gloria Sue Burr and husband, Dwight M. Burr	ENEXP	Grimes	9/2/2011	00244949 RP	1391	250	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Horace H. Barnett and wife, Patti Barnett	ENEXP	Grimes	9/8/2011	00247652 RP	1405	476	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
JRM Family Limited Partnership, James R. Moody, Managing Partner	ENEXP	Grimes	8/29/2011	00244940 RP	1391	232	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Norman Haynes and wife, Delores Haynes	ENEXP	Grimes	9/17/2011	00246313 RP	1398	87	0.2250%	0.2250%	0.4500%	0.4500%	1.1250%	1.5750%	0.2250%	0.2250%	1.1250%
Oversa Haynes Gilbert, dealing in her sole and separate property	ENEXP	Grimes	12/7/2011	00246888 RP	1401	503	0.2250%	0.2250%	0.4500%	0.4500%	1.1250%	1.5750%	0.2250%	0.2250%	1.1250%
Roy Wayne Lively and wife, Janie W. Lively	ENEXP	Grimes	9/16/2011	00246196 RP	1397	418	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Charles R. Harrison,Individually and as an Agent and Attorney-In-Fact for the Heirs of Harold G. Harrison	ENEXP	Grimes	9/26/2011	00247237 RP	1403	256	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Georgana H. Marek and David B. Marek, husband and wife, dealing herein with her sole and separate property	ENEXP	Grimes	9/26/2011	00247239 RP	1403	262	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%

EXHIBIT B

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	ALPINE	CDA	KARPMAN	DLP	PETTIT	BHP	BCN	KSJR	INDY
Phillip B. Harrison and Jeanette G. Harrison, husband and wife, dealing herein with his sole and separate property	ENEXP	Grimes	9/26/2011	00247238 RP	1403	259	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Julie H. Tegeler and Larry W. Tegeler, husband and wife, dealing herein with her sole and separate property	ENEXP	Grimes	9/26/2011	00247236 RP	1403	253	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
David Harrison McIntyre	ENEXP	Grimes	1/11/2012	00248296 RP	1409	190	0.2000%	0.2000%	0.4000%	0.4000%	1.0000%	1.4000%	0.2000%	0.2000%	1.0000%
Clarence Porter II	ENEXP	Grimes	9/27/2011	00247648 RP	1405	468	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Jo Ann Wilson Freeman	ENEXP	Grimes	9/18/2011	00247651 RP	1405	474	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Artie Mae Wilson Preadon and Margaret Louise Burnett Wilson	ENEXP	Grimes	9/18/2011	00247309 RP	1403	628	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Roy Lee Wilson	ENEXP	Grimes	9/18/2011	00247310 RP	1403	629	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Robert Roger Wilson	ENEXP	Grimes	9/18/2011	00247649 RP	1405	470	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Taj Divad Porter	ENEXP	Grimes	1/5/2012	00248297 RP	1409	192	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Clarence M. Porter, M.D.	ENEXP	Grimes	1/5/2012	00248298 RP	1409	194	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Joe Edd Hall, Agent and Attorney- in- Fact for Margaret Ann Hall	ENEXP	Grimes	9/30/2011	00247337 RP	1403	729	0.2250%	0.2250%	0.4500%	0.4500%	1.1250%	1.5750%	0.2250%	0.2250%	1.1250%
Steve M. Perkins	ENEXP	Grimes	9/30/2011	00247336 RP	1403	727	0.2250%	0.2250%	0.4500%	0.4500%	1.1250%	1.5750%	0.2250%	0.2250%	1.1250%
Mark T.Chalker	ENEXP	Grimes	9/29/2011	00248242 RP	1408	764	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Nicholas E.Hemken and wife Roberta Hemken	ENEXP	Grimes	7/15/2011	00243889 RP	1386	42	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Raymond L. Kirk and wife, Barbara A. Kirk	ENEXP	Grimes	7/13/2011	00243888 RP	1386	40	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%

EXHIBIT B

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	ALPINE	CDA	KARPMAN	DLP	PETTIT	BHP	BCN	KSJR	INDY
William Ernest Cannon, Jr. and wife, Sharon W. Cannon	ENEXP	Grimes	7/6/2011	00243478 RP	1383	288	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Sharon W. Cannon, Dealing in her separate property	ENEXP	Grimes	7/6/2011	00243479 RP	1383	290	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Carl L. Cannon and wife Lisa Cannon	ENEXP	Grimes	7/27/2011	00243738 RP	1384	574	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Douglas Bruce Hart	ENEXP	Grimes	9/12/2011	00244567 RP	1389	428	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Charles Bruce Hart	ENEXP	Grimes	9/7/2011	00244568 RP	1389	430	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
James Otis Carter and wife Tracy L. Carter	ENEXP	Grimes	7/20/2011	00243870 RP	1385	767	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
William J. Montgomery and wife Florence A. Montgomery	ENEXP	Grimes & Madison	7/18/2011	00243871 RP & 70118 OR	1385 & 1102	768 & 272	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Linda Joyce Fostinis and husband, Michael N. Fostinis	ENEXP	Grimes	7/6/2011	00243737 RP	1384	572	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Roger Lee Callender	ENEXP	Grimes & Madison	7/6/2011	00243736 RP & 72512 OR	1384 & 1133	571 & 140	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Truett E. Wells	ENEXP	Grimes	7/6/2011	00243869 RP	1385	765	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
David Lee Callaham and Eva Jean Callaham Revocable Living Trust	ENEXP	Grimes & Madison	7/6/2011	00244160 RP	1387	493	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Rita Mathilde Smart Living Trust No. 1	ENEXP	Grimes & Madison	10/7/2011	00245148 RP & 00248507 RP	1392 & 1410	332 & 377	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Margaret A. Foreman Living Trust No. 1	ENEXP	Grimes & Madison	10/7/2011	00245147 RP & 00248506 RP	1392 & 1410	330 & 374	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Nancy Leona DuFresne Living Trust No. 1	ENEXP	Grimes & Madison	10/7/2011	00245146 RP & 00248508 RP	1392 & 1410	328 & 380	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Krista Bryant	ENEXP	Madison & Walker	4/29/2011	68987 OR & 00003595 OR	1088 & 982	6 & 479	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%

EXHIBIT B

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	ALPINE	CDA	KARPMAN	DLP	PETTIT	BHP	BCN	KSJR	INDY
Janis Baker, a married woman dealing herein with her sole and separate property	ENEXP	Madison & Walker	5/3/2011	68988 OR & 00003594 OR	1088 & 982	9 & 477	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Barbara Buie	ENEXP	Madison & Walker	10/27/2010	00002916 OR & 72510 OR	979 & 1133	427 & 133	0.2250%	0.2250%	0.4500%	0.4500%	1.1250%	1.5750%	0.2250%	0.2250%	1.1250%
Jessica Baker Trust and the Heath Baker Trust, Krista Bryant and Barbara Buie, Co-Trustees	ENEXP	Madison & Walker	5/18/2011	00005630 OR & 72511 OR	991 & 1133	697 & 136	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Joe Gus Andrews and wife, Barbara Annette Andrews	ENEXP	Madison	2/16/2011	68339 OR	1080	57	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Charles Kenneth Andrews and wife, Mary Jane Andrews	ENEXP	Madison	2/16/2011	68337 OR	1080	48	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Ronald E. Bartee and wife Roslyn C. Bartee	ENEXP	Madison	2/16/2011	68285 OR	1079	186	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Steven Russell Andrews and wife, Anita Levonne Andrews	ENEXP	Madison	2/16/2011	68338 OR	1080	53	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Ezell Johnson, Jr.,and wife Minnie P. Johnson	ENEXP	Madison	6/6/2011	71477 OR	1119	65	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Helen Dean Allen	ENEXP	Madison	4/19/2011	69214 OR	1092	111	0.2250%	0.2250%	0.4500%	0.4500%	1.1250%	1.5750%	0.2250%	0.2250%	1.1250%
Darrell L. and wife, Donna Rhena Whitlow	ENEXP	Madison	4/19/2011	69349 OR	1093	237	0.2250%	0.2250%	0.4500%	0.4500%	1.1250%	1.5750%	0.2250%	0.2250%	1.1250%
Ellis Rudy	ENEXP	Madison	7/8/2011	70029 OR	1101	242	0.0750%	0.0750%	0.1500%	0.1500%	0.3750%	0.5250%	0.0750%	0.0750%	0.3750%
Bryce H Smith and wife, Mary Lynn Wells Smith	ENEXP	Madison	5/31/2011	69621 OR	1096	313	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Mary Lynn Wells Smith	ENEXP	Madison	5/31/2011	69620 OR	1096	310	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Paul David Covington and wife, Vivian Doyle Covington	ENEXP	Madison	6/14/2011	70246 OR	1104	261	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Dale Van Dean and wife, Sylvia Garrett Dean	ENEXP	Madison	6/16/2011	71002 OR & 70998 OR	1113 & 1113	215 & 204	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Jimmy Earl Gilbert and wife, Betty Jo Gilbert	ENEXP	Madison	7/29/2011	71476 OR & 00244959 RP	1119 & 1391	62 & 270	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
W.R. Goodrum, Jr.	ENEXP	Madison	8/5/2011	70988 OR	1113	174	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Harold Wayne Goodrum	ENEXP	Madison	8/5/2011	70987 OR	1113	171	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Don J. Ekvall and wife, Mary U. Ekvall	ENEXP	Madison	8/1/2011	70451 OR	1107	84	0.0750%	0.0750%	0.1500%	0.1500%	0.3750%	0.5250%	0.0750%	0.0750%	0.3750%
Loraine Kuehn, a widow	ENEXP	Madison	8/9/2011	70989 OR	1113	177	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%

EXHIBIT B

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	ALPINE	CDA	KARPMAN	DLP	PETTIT	BHP	BCN	KSJR	INDY
Neil Lindsey	ENEXP	Madison	8/5/2011	70991 OR	1113	183	0.2000%	0.2000%	0.4000%	0.4000%	1.0000%	1.4000%	0.2000%	0.2000%	1.0000%
J.B. Whearley and wife, Evelyn Whearley	ENEXP	Madison	8/9/2011	71000 OR	1113	210	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Neil Lindsey	ENEXP	Madison	8/5/2011	70992 OR	1113	186	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Gary Burtis Lindsey	ENEXP	Madison	8/5/2011	71985 OR	1126	154	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Neil Lindsey and Gary Burtis Lindsey	ENEXP	Madison	8/5/2011	70990 OR	1113	180	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
T.C. King, Jr., and wife Margie A. King	ENEXP	Madison	8/12/2011	70993 OR	1113	189	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Sue Lisbeth Cannon, a widow	ENEXP	Madison	8/16/2011	70994 OR	1113	192	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Gary L. Dossett	ENEXP	Madison	8/11/2011	79997 OR	1113	201	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Stephen Andrew Dossett	ENEXP	Madison	8/11/2011	70996 OR	1113	198	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Joseph E. Dossett	ENEXP	Madison	8/11/2011	71532 OR	1119	303	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Jimmy Earl Gilbert and wife, Betty Jo Gilbert	ENEXP	Madison	8/10/2011	70995 OR	1113	195	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Sharon Ann Renfro	ENEXP	Madison	8/18/2011	70985 OR	1113	165	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
James C. Wells	ENEXP	Madison	8/16/2011	70986 OR	1113	168	0.0750%	0.0750%	0.1500%	0.1500%	0.3750%	0.5250%	0.0750%	0.0750%	0.3750%
Steven R. Wells	ENEXP	Madison	8/16/2011	71519 OR	1119	257	0.0750%	0.0750%	0.1500%	0.1500%	0.3750%	0.5250%	0.0750%	0.0750%	0.3750%
Thomas J. Poole and wife, Billie Joyce Poole	ENEXP	Madison	8/25/2011	71001 OR	1113	213	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Mary Lynn Smith	ENEXP	Madison	11/23/2011	71984 OR	1126	151	0.0750%	0.0750%	0.1500%	0.1500%	0.3750%	0.5250%	0.0750%	0.0750%	0.3750%
Heber E. Foster	ENEXP	Madison	9/13/2011	70999 OR & 74525 OR	1113 & 1159	207 & 143	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
William Keith West and wife, Courtney Ann West	ENEXP	Madison	8/18/2011	71968 OR	1126	84	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
June R. Bevers	ENEXP	Madison	9/21/2011	73197 OR	1141	74	0.1750%	0.1750%	0.3500%	0.3500%	0.8750%	1.2250%	0.1750%	0.1750%	0.8750%
Ottis Wayne Collard	ENEXP	Madison	7/20/2011	70252 OR	1104	283	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
William O. Collard	ENEXP	Madison	7/20/2011	70253 OR	1104	285	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Paul David Covington	ENEXP	Walker	8/17/2011	00005586 OR	991	529	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Earl G. Covington, Jr.	ENEXP	Walker	8/17/2011	00005587 OR	991	531	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%
Mary Zina Covington Arnold	ENEXP	Walker	8/17/2011	00005949 OR	993	90	0.0550%	0.0550%	0.1100%	0.1100%	0.2750%	0.3850%	0.0550%	0.0550%	0.2750%